EXHIBIT 99.3

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) each of the undersigned officers of J.P. Morgan Chase & Co., a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002	By:	/s/ William B. Harrison, Jr. William B. Harrison, Jr. Chief Executive Officer

Dated: August 12, 2002	By:	/s/ Dina Dublon Dina Dublon Chief Financial Officer